UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

July 31, 2006

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

DELEK RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	333-40799	84-1346897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1224 Washington Avenue, Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip code)

(305) 531-1174
Registrant’s telephone number, including area code:

Havana Resources, Inc.
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Effective July 31, 2005, Delek Resources, Inc., a Florida corporation (the “Company”), issued 16,100,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as follows: 9,300,000 shares of Common Stock to Leonard Sternheim, a director of the Company, in cancellation of debt owed by the Company to Mr. Sternheim; 2,000,000 shares of Common Stock to Joseph I. Emas for legal services; 2,000,000 shares of Common Stock to Kent Couillard for consulting services; 1,500,000 shares of Common Stock to Isaac Sternheim & Co. for consulting services; and 1,300,000 shares of Common Stock to three investors pursuant to a private placement offering. The issuances by the Company of 18,633,000 shares of Common Stock were completed pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2006
DELEK RESOURCES, INC.

By: /s/ Leonard Sternheim
Name: Leonard Sternheim
Title: President and Chief Executive Officer